SHAKER FUND

                       Supplement Dated September 21, 2001
                         to Prospectus Dated May 1, 2001

The table entitled "Shareholder Fees" on page 4 is amended to reference a 1.00% maximum deferred sales charge (load) for Investor Shares of Shaker Fund (the "Fund"). The deferred sales charge is only applicable to purchases of $1 million or more.

The table contained in the section entitled "Your Account - Buying Shares - Minimum Investments on page 11 of the Prospectus is amended by changing the minimum initial investment amount for standard accounts investing in the Fund's Investor Shares to $3,000.

The section entitled "Your Account - Sales Charge - Purchases" on Page 17 of the Prospectus is amended by deleting the chart relating to the sales charges assessed on purchases of the Fund's Investor Shares and replacing it with the following chart :

                                SALES CHARGE (LOAD) AS % OF:
                              PUBLIC                NET ASSET
AMOUNT OF PURCHASE        OFFERING PRICE             VALUE(1)       REALLOWANCE%
$0 to $49,999                 5.75%                   6.10%             5.00%
$50,000 to $99,999            5.00%                   5.26%             4.25%
$100,000 to $249,999          4.25%                   4.43%             3.50%
$250,000 to $499,999          3.50%                   3.63%             2.75%
$500,000 to $999,999          2.75%                   2.83%             2.00%
$1,000,000 and up(2)          0.00%                   0.00%             0.00%

(1)      Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A maximum contingent deferred sales charge ("CDSC") of 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within the first two years of purchase. The distributor pays a sales commission of up to 1.00% of the offering price of Investor Shares to brokers that initiate and are responsible for purchases of $1 million or more.

The section entitled "Your Account - Sales Charges" on page 17 is amended to add the following additional paragraph:

REDEMPTIONS A CDSC is assessed on redemptions of the Fund's Investor Shares that were part of a purchase of $1 million or more. The CDSC is assessed as follows:

            REDEEMED WITHIN                                 SALES CHARGE
         First year of purchase                                1.00%
        Second year of purchase                                0.50%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.